ALLIANCE SHORT-TERM
U.S. GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1996


ALLIANCE
INVESTING WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                 ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

October 30, 1996

Dear Shareholder:

The Alliance Short-Term U.S. Government Fund's annual reporting period closed on August 31, 1996. Although U.S. bond market returns have generally been constrained this year as interest rates have risen, we are pleased to report that your Fund's returns have placed it near the top of all similarly managed funds tracked by Lipper.

INVESTMENT RESULTS
The following table shows how your Fund performed in the periods ended August
31. For comparison, we have shown returns for the Lehman Brothers (LB) 1-3 Year Index and for the LB 3-Month Treasury Bill Index. Over the most recent reporting period, your fund out performed the Lehman Brothers 1-3 Year Government Bond Index as demand for short duration securities outstripped supply, driving prices higher. The 1-3 Year Index provides an appropriate broad-based comparison for the Short-Term U.S. Government Fund due to the Fund's conservative investment objectives. The 3-Month Treasury Index is a good narrow-based benchmark given its short-term orientation.


                                            THROUGH AUGUST 31, 1996
                                           SIX MONTHS   TWELVE MONTHS
                                           ----------   -------------
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
  Class A                                    +1.79%         +4.71%
  Class B                                    +1.39%         +3.89%
  Class C                                    +1.39%         +3.90%

LB 1-3 YEAR GOV'T BOND INDEX                 +1.74%         +5.22%
LB 3-MONTH TREASURY BELLWETHER INDEX         +2.54%         +5.21%


ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. During the first quarter, real growth was 2.0% while final demand increased by a healthy 3.3%. Moreover, consumer confidence improved, debt service burdens remained at manageable levels and retail sales continued to climb. Payroll gains, including February's strong increase of 705,000, ignited concerns over higher inflation, but the 12-month comparisons showed employment rose a moderate 1.5% and hours worked increased 1.6% compared to the first quarter of last year. The economic resurgence gained strength in the second quarter, led by a rapidly improving labor market. Employment gains averaged 265,000 per month, and total hours worked climbed by an annualized 5.6% over the second quarter of 1995. Consumer confidence remained elevated, and real household spending continued to grow at a healthy clip. These factors combined to produce overall Gross Domestic Product (GDP) growth of 4.7% for the second quarter.

The most recent data point to an economy that is slowing from its strong first half pace. Retail sales have essentially remained flat and both housing starts and new building permits have fallen sharply from their springtime highs. Furthermore, the August home builders survey posted a decline for the fourth month in a row.

Inflation was boosted this past spring by rising food and energy prices. However, after briefly touching 3% (annualized) in July, Consumer Price Index
(CPI) inflation retreated to 2.9% in August while core CPI (which excludes the volatile food and energy components), estimated at 2.7%, hovered near a 30-year low. The Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

BOND MARKET REVIEW
The bond market performed much better during the first six months of the reporting period than it did during the most recent six months. In the first half of the reporting period, the U.S. bond market enjoyed a sustained broad-based rally, due in large part to lower interest rates. In this environment, long duration sectors posted strong returns which contributed to the superior performance of the corporate sector. The high yield sector, in particular, experienced significant spread tightening (and hence, price appreciation). Mortgage-backed securities (MBS) also outperformed on a duration adjusted basis.

During the most recent six month period, domestic bond market returns have generally been negative. The market has been reacting to stronger than expected data on the


1



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

U.S. economy and the belief that the Federal Reserve may raise interest rates to reduce inflationary pressures. Although Treasury obligations showed a negative return during the period, mortgage securities were able to post a gain as prepayment expectations declined. Shorter-duration securities outperformed longer-duration securities as interest rates increased in reaction to the strong economic data.

SECTOR COMMENTARY
Over the past six months, your Fund reduced its allocation to Treasuries and increased its exposure to the yield-oriented mortgage sector. The MBS market produced strong returns on both an absolute and duration-adjusted basis. In addition to the favorable market environment for mortgages, the sector also benefited from a low supply during a period when investor demand for yield remained high. Yield spreads for current coupon MBS versus ten-year Treasury notes traded in a nine basis point range and ended the period five basis points tighter.

The short duration sector continued to post strong returns relative to their short market exposures. Demand in the short end of the market remained unabated and supply was quickly bought by investors. The adjustable rate mortgage (ARM) market was one of the best performing sectors in the fixed income markets. Within the ARM sector, conventional CMT ARMs performed particularly well as prepayments remained stable and supply low.

INVESTMENT OUTLOOK
For the remainder of the year, we expect U.S. economic growth to slow from its strong first half pace. As this occurs, recent upward pressures on inflation should subside. Meanwhile, concerns about inflation will keep interest rates within their recent range. In this environment, credit trends should remain positive and prepayments should be stable. We will maintain the portfolio's exposure to yield oriented sectors, particularly ARMs and floating-rate asset backed securities, which tend to outperform other asset classes in an environment of stable interest rates.

Thank you for your continued interest and investment in Alliance Short-Term U.S. Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,

John D. Carifa
Chairman and President

Patricia J. Young
Senior Vice President

Paul A. Ullman
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT RESULTS                     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    4.71%          0.26%
 . Since Inception*            4.38%          3.34%
SEC Yield                     4.38%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    3.89%          0.90%
 . Since Inception*            3.60%          3.60%
SEC Yield                     3.80%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    3.90%          2.90%
 . Since Inception*            2.22%          2.22%
SEC Yield                     3.80%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares purchased prior to July 1, 1996 are not subject to front-end or contingent deferred sales charges. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended August 31, 1996.


*  Inception: 5/4/92, Class A and Class B; 8/2/93, Class C.


3



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT:
5/31/92 TO 8/31/96

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000

5/31/92      8/31/96

LB GOVERNMENT: $12,883

LB 1-3 YEAR GOVERNMENT: $12,500

LB 3-MONTH TREASURY: $11,956

SHORT-TERM U.S. GOVERNMENT FUND
CLASS A: $11,431


This chart illustrates the total value of an assumed investment in Alliance Short-Term U.S. Government Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Government Index is composed of the Treasury Bond and Agency Bond Indexes, the 1-3 Year Government Index and the 20+ Year Treasury Index.

The unmanaged Lehman Brothers 1-3 Year Government Index is composed of U.S. government agency and Treasury securities with maturities of one to three years.

The unmanaged Lehman Brothers 3-Month Treasury Index measures performance of 3-month U.S. Treasury bills.

When comparing Alliance Short-Term U.S. Government Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25%, while no such charges are reflected in the performance of the indices.


Short-Term U.S. Government Fund
LBGovernment
LB 1-3 Year Government
LB3-Month Treasury


4



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1996                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)            VALUE
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-49.1%
FIXED RATE-41.9%
Federal Home Loan Mortgage Corp.
  Series 1561 Cl. B
  5.00%, 4/15/03                                 $  786       $  778,521
  Series 1398 Cl. D
  5.50%, 3/15/02                                    750          745,822
  Series 1800 Cl. A
  7.00%, 10/15/10                                   707          708,881
  Series 1163 Cl. H
  7.50%, 12/15/19                                   359          361,382
Federal National Mortgage Assn.
  Series 1993-167 Cl. C
  5.00%, 7/25/11                                    701          695,085
  Series 1993-G13 Cl. D
  6.00%, 7/25/15                                    750          746,925
  Series 1992-25 Cl. E
  6.75%, 11/25/03                                 2,292        2,291,040
                                                              -----------
                                                               6,327,656

ADJUSTABLE RATE-7.2%
Household Revolving Home Equity Loan Trust
  Series 1996-1 Cl. A
  5.638%, 7/20/17 (a)                               298          298,449
Prudential Home Mortgage Securities
  Company, Inc.
  Series 1993-46 Cl. A1
  8.035%, 11/25/23 (a)                              768          783,335
                                                              -----------
                                                               1,081,784

Total Collateralized Mortgage Obligation
  (cost $7,417,787)                                            7,409,440

FEDERAL AGENCY OBLIGATIONS-30.4%
Federal Home Loan Mortgage Corp.
  7.86%, 9/01/23 (a)                                752          781,004
  12.00%, 2/01/14                                   365          413,465
Federal National Mortgage Assn.
  7.267%, 12/01/21 (a)                              844          868,241
  7.438%, 9/01/25 (a)                               740          766,818
  12.00%, 3/01/13-5/01/15                         1,553        1,765,516

Total Federal Agency Obligations
  (cost $4,589,325)                                            4,595,044

ASSET BACKED SECURITIES-14.9%
AT&T Universal Card Master Trust
  Series 1996-2 Cl. A
  5.633%, 6/18/01 (a)                               800          800,000
ITT Federal Bank, fsb Series 1994 P1 Cl. A1
  7.554%, 6/25/24 (a)                               686          693,284
Nellie Mae Education Loan Trust
  Series 1996 Cl. A1
  5.674%, 12/15/04 (a)                              750          750,120

Total Asset Backed Securities
  (cost $2,243,660)                                            2,243,404


5



PORTFOLIO OF INVESTMENTS (CONTINUED)   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT-19.0%
State Street Bank and Trust Co.
  5.25%, dated 8/30/96,
  due 9/03/96 collateralized by
  $2,975,000 U.S. Treasury Bond,
  7.25%, 8/15/22,
  (cost $2,864,000)                              $2,864      $ 2,864,000

TOTAL INVESTMENTS-113.4%
  (cost $17,114,772)                                         $17,111,888
Other assets less liabilities-(13.4%)                         (2,025,993)

NET ASSETS-100%                                              $15,085,895


(a) Adjustable rate securities; stated interest rates in effect at August 31, 1996.

See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $17,114,772)           $17,111,888
  Cash                                                                  31,989
  Interest receivable                                                   80,034
  Receivable for shares of beneficial interest sold                     42,291
  Receivable due from adviser                                           13,801
  Deferred organization expense                                          4,671
  Total assets                                                      17,284,674

LIABILITIES
  Payable for investments purchased                                  1,927,950
  Payable for shares of beneficial interest redeemed                   124,600
  Dividend payable                                                      21,587
  Distribution fee payable                                              11,023
  Accrued expenses                                                     113,619
  Total liabilities                                                  2,198,779

NET ASSETS                                                         $15,085,895

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        15
  Additional paid-in capital                                        15,798,577
  Distributions in excess of net investment income                     (46,504)
  Accumulated net realized loss                                       (658,693)
  Net unrealized depreciation of investments                            (7,500)
                                                                   $15,085,895

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($3,454,526/
    357,715 shares of beneficial interest issued and outstanding)       $ 9.66
  Sales charge-4.25% of public offering price                              .43
  Maximum offering price                                                $10.09

  CLASS B SHARES
  Net asset value and offering price per share ($6,781,068/
    694,222 shares of beneficial interest issued and outstanding)       $ 9.77

  CLASS C SHARES
  Net asset value and offering price per share ($4,850,301/
    497,119 shares of beneficial interest issued and outstanding)       $ 9.76


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1996             ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                            $960,863

EXPENSES
  Advisory fee                                           $  83,317
  Distribution fee - Class A                                 9,293
  Distribution fee - Class B                                68,386
  Distribution fee - Class C                                52,123
  Custodian                                                 81,931
  Audit and legal                                           73,869
  Registration                                              46,182
  Printing                                                  37,880
  Transfer agency                                           35,178
  Trustees' fees                                            23,130
  Amortization of organization expenses                     11,039
  Miscellaneous                                              2,521
  Total expenses                                           524,849
  Less: expenses waived and reimbursed by adviser
    (See Note B)                                         (228,412)
  Net expenses                                             296,437
  Interest expense                                          18,720
  Total expenses including interest expense                            315,157
  Net investment income                                                645,706

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                     (13,066)
  Net change in unrealized appreciation of investments                 (30,800)
  Net loss on investments                                              (43,866)

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $601,840


See notes to financial statements.


8



STATEMENTS OF CHANGES
IN NET ASSETS                          ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                                       YEAR ENDED   YEAR ENDED
                                                       AUGUST 31,   AUGUST 31,
                                                          1996          1995
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $   645,706   $   547,800
  Net realized loss on investments                       (13,066)      (26,997)
  Net change in unrealized appreciation
    (depreciation) of investments                        (30,800)       71,312
  Net increase in net assets from operations             601,840       592,115

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (156,805)     (117,047)
    Class B                                             (288,818)     (210,021)
    Class C                                             (220,224)     (196,348)
  Distributions in excess of net investment income
    Class A                                                   -0-       (9,973)
    Class B                                                   -0-      (17,854)
    Class C                                                   -0-      (16,698)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                                592,950    (1,148,386)
  Total increase (decrease)                              528,943    (1,124,212)

NET ASSETS
  Beginning of year                                   14,556,952    15,681,164
  End of year                                        $15,085,895   $14,556,952


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust") which was organized as a Massachusetts Business Trust on March 29, 1987, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 have been deferred and are being amortized on a straight-line basis through May, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such Class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

7. REPURCHASE AGREEMENT
The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102% of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with the respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

8. RECLASSIFICATION OF NET ASSETS
To reflect reclassifications arising from permanent book/tax differences for the year ended August 31, 1996, $18,162 was reclassified from additional paid in capital to distributions in excess of net investment income.


10



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Adviser"), an advisory fee at an annual rate of .55 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1996, such reimbursement amounted to $228,412. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Investment Adviser believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Investment Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $19,818 for the year ended August 31, 1996. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Investment Adviser) serves as the distributor, (the "Distributor"), of the Fund's shares. The Distributor received front-end sales charges of $2,924 from the sale of Class A shares and $34,008 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended August 31, 1996.

Accrued expenses includes an amount owed to two of the Trustees under a deferred compensation plan of $24,830.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. For the year ended August 31, 1996, the Fund paid a distribution fee to the Distributor at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred since inception expenses in excess of the distribution costs reimbursed by the Fund in the amount of $468,418 and $686,992 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Investment Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $10,827,628 and $1,532,069, respectively, for the year ended August 31, 1996. There were purchases of $6,968,559 and sales of $13,789,789 of U.S. Government and government agency obligations for the year ended August 31, 1996. At August 31, 1996 the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly gross unrealized appreciation of investments was $12,643 and gross unrealized depreciation of investments was $15,527 resulting in net unrealized depreciation of $2,884.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold              247,602       424,619     $ 2,403,892     $ 4,020,889
Shares issued in
  reinvestment of
  dividends                8,915         8,027          86,515          77,235
Shares converted
  from Class B            16,994            -0-        166,372              -0-
Shares redeemed         (224,741)     (358,681)     (2,182,378)     (3,383,335)
Net increase              48,770        73,965     $   474,401     $   714,789

CLASS B
Shares sold              686,744       591,993     $ 6,747,952     $ 5,759,616
Shares issued in
  reinvestment of
  dividends               16,716        13,420         164,023         130,566
Shares converted
  to Class A             (17,183)           -0-       (166,372)             -0-
Shares redeemed         (642,638)     (597,126)     (6,315,168)     (5,807,282)
Net increase              43,639         8,287     $   430,435     $    82,900

CLASS C
Shares sold              434,234       275,893     $ 4,258,011     $ 2,678,828
Shares issued in
  reinvestment of
  dividends               11,782        12,237         115,471         118,917
Shares redeemed         (477,627)     (488,878)     (4,685,368)     (4,743,820)
Net decrease             (31,611)     (200,748)    $  (311,886)    $(1,946,075)


NOTE F: FEDERAL INCOME TAX STATUS
At August 31, 1996, the Fund had net capital loss carryforward of $645,627 of which $72,933 expires in the fiscal year ending 2001, $36,136 in the fiscal year ending 2002, $522,417 in the fiscal year ending 2003, and $14,141 in the fiscal year ending 2004 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer a post October net capital loss of $13,066.


12



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE G: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of August 31, 1996, the Fund had no reverse repurchase agreements outstanding.

For the year ended August 31, 1996, the maximum amount of reverse repurchase agreements outstanding was $2,939,750, the average amount outstanding was approximately $1,416,516, and the daily weighted average interest rate was 5.44%.


13



FINANCIAL HIGHLIGHTS                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                             -----------------------------------------------------------------
                                                                         MAY 1,1994              MAY 4,1992(B)
                                               YEAR ENDED AUGUST 31,       THROUGH    YEAR ENDED      TO
                                             -------------------------    AUGUST 31,   APRIL 30,   APRIL 30,
                                                1996           1995        1994(A)       1994        1993
                                             ------------  -----------  ------------  ----------  ------------
Net asset value, beginning of period           $9.70          $9.67        $9.77       $10.22      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .47            .42          .14          .35         .46
Net realized and unrealized gain (loss)         (.02)           .05         (.09)        (.29)        .34
Net increase in net asset value from
  operations                                     .45            .47          .05          .06         .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)          (.41)        (.12)        (.42)       (.46)
Dividends in excess of net investment income      -0-          (.03)          -0-        (.01)         -0-
Return of capital                                 -0-            -0-        (.03)        (.08)         -0-
Distributions from net realized gains             -0-            -0-          -0-          -0-       (.12)
Total dividends and distributions               (.49)          (.44)        (.15)        (.51)       (.58)
Net asset value, end of period                 $9.66          $9.70        $9.67       $ 9.77      $10.22

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.71%          5.14%         .53%         .52%       8.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,455         $2,997       $2,272       $2,003      $6,081
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.53%(e)       1.40%        1.40%(f)     1.27%       1.00%(f)
  Expenses, before waivers/reimbursements       3.04%(e)       3.71%        2.95%(f)     2.17%       2.20%(f)
  Net investment income                         4.85%          4.56%        3.98%(f)     4.41%       4.38%(f)
Portfolio turnover rate                          110%            15%         144%          55%        294%


See footnotes on page 16.



14



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                             -----------------------------------------------------------------
                                                                         MAY 1,1994              MAY 4,1992(B)
                                               YEAR ENDED AUGUST 31,       THROUGH    YEAR ENDED      TO
                                             -------------------------    AUGUST 31,   APRIL 30,   APRIL 30,
                                                1996           1995        1994(A)       1994        1993
                                             ------------  -----------  ------------  ----------  ------------
Net asset value, beginning of period           $9.81          $9.78        $9.88       $10.31      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .41            .36          .10         .40          .38
Net realized and unrealized gain (loss)         (.03)           .04         (.07)        (.39)        .33
Net increase in net asset value from
  operations                                     .38            .40          .03          .01         .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)          (.34)        (.11)        (.35)       (.38)
Dividends in excess of net investment income      -0-          (.03)          -0-        (.01)         -0-
Return of capital                                 -0-            -0-        (.02)        (.08)         -0-
Distributions from net realized gains             -0-            -0-          -0-          -0-       (.02)
Total dividends and distributions               (.42)          (.37)        (.13)        (.44)       (.40)
Net asset value, end of period                 $9.77          $9.81        $9.78       $ 9.88      $10.31

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.89%          4.32%         .28%         .03%       7.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,781         $6,380       $6,281       $7,184      $1,292
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements       2.23%(e)       2.10%        2.10%(f)     2.05%       1.75%(f)
  Expenses, before waivers/reimbursements       3.74%(e)       4.33%        3.60%(f)     3.21%       4.81%(f)
  Net investment income                         4.11%          3.82%        3.22%(f)     3.12%       3.36%(f)
Portfolio turnover rate                          110%            15%         144%          55%        294%


See footnotes on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            ----------------------------------------------------
                                                                                      AUGUST 2,
                                                                         MAY 1,1994    1993(G)
                                               YEAR ENDED AUGUST 31,      THROUGH        TO
                                             -------------------------   AUGUST 31,   APRIL 30,
                                                1996           1995       1994(A)       1994
                                             ------------  -----------  -----------  -----------
Net asset value, beginning of period           $9.80          $9.77        $9.87      $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .40            .34          .10         .26
Net realized and unrealized gain (loss)         (.02)           .06         (.07)       (.42)
Net increase (decrease) in net asset value
  from operations                                .38            .40          .03        (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)          (.34)        (.11)       (.25)
Dividends in excess of net investment income      -0-          (.03)          -0-       (.01)
Return of capital                                 -0-            -0-        (.02)       (.05)
Distributions from net realized gains             -0-            -0-          -0-         -0-
Total dividends and distributions               (.42)          (.37)        (.13)       (.31)
Net asset value, end of period                 $9.76          $9.80        $9.77      $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.90%          4.33%         .28%      (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,850         $5,180       $7,128      $8,763
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements       2.22%(e)       2.10%        2.10%(f)    2.10%(f)
  Expenses, before waivers/reimbursements       3.72%(e)       4.23%        3.64%(f)    3.10%(f)
  Net investment income                         4.11%          3.80%        3.26%(f)    2.60%(f)
Portfolio turnover rate                          110%            15%         144%         55%


(a)  The Fund changed its fiscal year end from April 30 to August 31.

(b)  Commencement of operations.

(c)  Net of fees waived and expenses reimbursed by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Expense ratio includes interest expense.

(f)  Annualized.

(g)  Commencement of distribution.

Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser of the Trust.


16



REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of the Alliance Portfolios, hereafter referred to as the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 16, 1996


17



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ALBERTA B. ARTHURS (1)
RUTH BLOCK (1)
RICHARD W. COUPER (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, VICE PRESIDENT
KATHLEEN A. CORBET, VICE PRESIDENT
WAYNE D. LYSKI, VICE PRESIDENT
BARBARA J. KRUMSIEK, VICE PRESIDENT - MARKETING
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA 02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
INVESTING WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMUSGAR